Exhibit g 1 i

MainStay VP Funds Trust

June 17, 2016

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Custodian Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised that MainStay VP Funds Trust has changed the name of its portfolio, MainStay MainStay Cushing Royalty Energy Income Fund, to MainStay Cushing Energy Income Fund as of May 30, 2016. This name change is reflected in the attached revised Appendix A to the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to NYLIM and retaining one for your records.

Sincerely,

MainStay Funds Trust

By: ____________________________

Name: Stephen P. Fisher

Title: President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: __________________________________

Name: ________________________________

Title: ________________________________, Duly Authorized

Effective Date: June __, 2016

Appendix A

to the

Amended and Restated Master Custodian Agreement

(as of June 17, 2016)

Fund	Portfolio

The MainStay Funds

MainStay Common Stock Fund

MainStay Convertible Fund
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund

MainStay International Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Money Market Fund

MainStay Tax Free Bond Fund

MainStay Unconstrained Bond Fund

MainStay VP Funds Trust

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio

MainStay VP Janus Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio

MainStay VP S&P 500 Index Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Unconstrained Bond Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

State Street: Limited Access

2

MainStay Funds Trust

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Conservative Allocation Fund
MainStay Cornerstone Growth Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund
MainStay Growth Allocation Fund

MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund
MainStay International Opportunities Fund

MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund

MainStay Tax Advantaged Short Term Bond Fund
MainStay Total Return Bond Fund

MainStay U.S. Equity Opportunities Fund

MainStay DefinedTerm Municipal Opportunities Fund

State Street: Limited Access

3